Dreyfus

Florida Intermediate

Municipal Bond Fund

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Municipal bonds generally provided attractive returns in 2000. In contrast, other bond and major stock market indices declined sharply during that period. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. The stock and high yield bond markets have recently provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio while stock prices are relatively low to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform during the period?

For the 12-month reporting period ended December 31, 2000, the fund achieved a 7.58% total return and income dividends of $0.5882 per share.(1) In comparison, the fund's peer group, as measured by the Lipper Florida Intermediate Municipal Debt Funds category average, achieved a 8.31% total return for the same period.(2)

We attribute the fund' s solid absolute performance to a relatively strong investment environment for municipal bonds, especially during the second half of the year. The market rally was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting Florida municipal bonds. The fund's relative underperformance is primarily the result of the fund' s weighting in short maturity, high-coupon paper. Although this provides an attractive income stream, income-oriented bonds such as these generally do not respond aggressively to upward price movements compared to longer term discount paper.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangibles personal property tax. We also manage the fund for a competitive total return, which includes both current income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting primarily investment-grade, intermediate-term tax-exempt bonds from Florida issuers that we believe are most likely to provide the best
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

returns. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past year. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. The Federal Reserve Board (the "Fed") responded during the first five months of the year by raising short-term interest rates, with the latest and largest rate hike coming in May. Its goal was to relieve inflationary pressures by reducing the rate of economic growth.

In fact, it soon became apparent that the Fed's strategy was effective. By midsummer, signs of an economic slowdown began to appear. Municipal bond yields subsequently declined modestly and prices rose when the Fed did not raise interest rates further at its meetings in June, August, October, November and December of 2000. In fact, in light of fewer housing starts, moderating growth and little change in the core inflation rate, investors began to anticipate a reversal of the Fed' s restrictive monetary policies, leading to potentially lower short-term interest rates.

In addition, the strength of the local economy helped keep Florida municipal bond yields relatively low compared to bonds from other states. Florida and its municipalities enjoyed higher tax revenues, resulting in a reduced supply of securities compared to the same period one year earlier. At the same time that the supply of new bonds was falling, demand was strong from Florida residents and financial institutions seeking to protect their wealth from heightened volatility in the stock market.

In this environment, liquidity -- the ease with which securities can be bought and sold -- became an even more important factor. As the market rose, we strove to protect prevailing yields by shifting some assets from shorter term securities to modest premium coupon bonds in the

10- to 15-year range that we believed had the potential to benefit as interest rates fell. The market has turned in a strong performance and we would expect some retrenchment before it can move forward again.

What is the fund's current strategy?

After the market' s substantial rally and in light of evidence of a continuing economic slowdown, we have recently backed off of our relatively aggressive posture, preferring instead to adopt a more conservative approach. This shift included the sale of lower quality bonds and the purchase of insured bonds and bonds rated single-A or better.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

              Inception                                                From

                Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------

FUND           1/21/92            7.58%              4.18%             5.69%

(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ON 1/21/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/92 IS USED AS THE BEGINNING VALUE ON 1/21/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--91.4%

Alachua County Health Facilities Authority,

  Health Facilities Revenue

  (Shands Teaching Hospital)

   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,792,259

Bay County, Refunding:

   PCR (International Paper Co. Project) 5.10%, 9/1/2012                                      2,500,000                2,498,725

   RRR:

      6.10%, 7/1/2002 (Insured; MBIA)                                                         2,095,000                2,157,892

      6.20%, 7/1/2003 (Insured; MBIA)                                                         1,250,000                1,312,875

Boynton Beach, Utility Systems Revenue

   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,071,330

Brevard County Health Facilities Authority, Revenue:

  (Holmes Regional Medical Center Project)

      5.30%, 10/1/2007 (Insured; MBIA)                                                        3,000,000                3,176,760

   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                              1,720,000                1,754,555

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,179,620

Broward County:

   6.125%, 1/1/2006                                                                           1,950,000                2,023,398

   Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                1,043,300

      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                8,398,080

Broward County School Board, COP

   6.10%, 7/1/2002 (Insured; AMBAC)                                                           2,000,000                2,059,140

Broward County School District:

   5.30%, 2/15/2004                                                                           5,000,000                5,176,450

   6%, 2/15/2004                                                                              3,000,000                3,118,500

Celebration Community Development District,

   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                         2,120,000                2,173,106

Charlotte County, Utility Revenue

   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,297,047

Clay County Housing Finance Authority, Revenue

  (Multi-County Program) 4.85%, 10/1/2011

   (Collateralized: FNMA,GNMA)                                                                1,575,000                1,577,914

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,128,635

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,260,749

Coral Springs, Water and Sewer Revenue

   5.50%, 9/1/2003 (Insured; FGIC)                                                            1,000,000                1,034,390

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,084,940

      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,096,620

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                         1,075,000                1,104,423

         5.75%, 10/1/2005 (Insured; FSA)                                                      2,000,000                2,117,640

         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,050,360

   Public Facilities Revenue

      (Jackson Memorial Hospital)

      5.20%, 6/1/2004 (Insured; MBIA)                                                         2,035,000                2,101,463

   Special Obligation Revenue:

      (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                                     2,565,000                2,792,541

      Water and Sewer Systems Revenue

         6.25%, 10/1/2011 (Insured; FGIC)                                                     2,115,000                2,446,251

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                4,282,415

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                                         2,270,000                2,372,876

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                          1,180,000                1,227,153

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                                          2,500,000                2,672,525

Duval County School District:

   5.90%, 8/1/2002 (Insured; AMBAC)                                                           4,500,000                4,628,160

   6.25%, 8/1/2005 (Insured; AMBAC)                                                           2,400,000                2,522,160

First Florida Governmental Financing Commission, Revenue:

   6.30%, 7/1/2002 (Insured; MBIA)                                                            1,000,000                1,028,690

   6%, 7/1/2003 (Insured; MBIA)                                                               3,000,000                3,137,220

Florida Board of Education:

  Capital Outlay

      5.50%, 1/1/2006                                                                         1,400,000                1,484,308

   Lottery Revenue

      5.25%, 7/1/2016 (Insured; FGIC)                                                         1,500,000                1,545,810

      (Public Education):

         5.50%, 6/1/2010                                                                      5,725,000                6,069,416

         5.25%, 6/1/2013                                                                      2,000,000                2,082,060

Florida Department of Environmental Protection, Revenue

   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,000,000                5,513,800

Florida Department of Transportation

   (Right of Way) 5.75%, 7/1/2005                                                             2,375,000                2,533,222

Florida Municipal Power Agency, Revenue:

  (All-Requirements Power Supply Project)

      5.90%, 10/1/2002 (Insured; AMBAC)                                                       1,000,000                1,031,330


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Florida Municipal Power Agency, Revenue (continued):

   (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)                                     2,500,000                2,598,525

Florida Ports Finance Commission, Revenue

  (Transportation Trust Fund--Intermodal Program)

   5.50%, 10/1/2016                                                                           1,745,000                1,804,278

Fort Myers, Improvement Revenue

  (Special Assessment--Geo Area 24)

   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (a)             966,956

Greater Orlando Aviation Authority,

  Orlando Airport Facilities Revenue:

      6.10%, 10/1/2002 (Insured; FGIC)                                                        2,000,000                2,068,820

      6.25%, 10/1/2006 (Insured; FGIC)                                                        4,600,000                4,825,124

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,817,112

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                                            2,000,000                2,096,960

   5.50%, 9/1/2004 (Insured; MBIA)                                                            1,580,000                1,655,982

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                            800,000                  831,224

Hillsborough County, Utility Revenue,

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                3,923,600

Hillsborough County Hospital Authority, HR

  (Tampa General Hospital Project)

   6.125%, 10/1/2002 (Insured; FSA)                                                           3,350,000                3,461,522

Hillsborough County Port District, Special Revenue

   (Tampa Port Authority) 5.75%, 6/1/2013 (Insured; FSA)                                        500,000                  524,415

Indian Trace Community Development District

  (Water Management-Special Benefit)

   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,377,208

Jacksonville, Revenue:

   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                                             1,000,000                1,057,400

   Sales Tax (River City Renaissance Project)

      5.125%, 10/1/2018 (Insured; FGIC)                                                       2,500,000                2,518,425

Jacksonville Beach, Utilities Revenue

   5.125%, 10/1/2004 (Insured; MBIA)                                                          1,500,000                1,551,600

Jacksonville Electric Authority,

   Electric System Revenue 5.40%, 10/1/2004                                                   2,250,000                2,318,130

Lake County, Resource Recovery

  Industrial Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                                      2,000,000                2,020,000

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,072,030

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                                         2,385,000                2,611,623

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,092,030

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,160,818

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,615,012

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                                        1,340,000                1,439,629

Miami Beach Health Facilities Authority, HR

   5.70%, 11/1/2003 (Insured; FSA, Prerefunded 11/15/2002)                                    1,500,000  (a)           1,571,925

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,649,800

Miami-Dade County School District

   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,147,780

Nassau County, PCR (ITT Rayonier, Inc. Project)

   5.90%, 7/1/2005                                                                            1,075,000                1,123,794

Nothern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.75%, 8/1/2014                                                                            1,200,000                1,189,344

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                                      3,500,000                3,589,390

Orange County, Tourist Development Tax Revenue

   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,021,706

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare):

      5.50%, 11/1/2003 (Insured; MBIA)                                                          600,000                  621,528

      6.25%, 10/1/2011 (Insured; MBIA)                                                          730,000                  837,587

      6.25%, 10/1/2011 (Insured; MBIA, Escrowed to Maturity)                                  1,770,000                2,034,119

Orlando Utilities Commission, Water and Electric Revenue:

   5.60%, 10/1/2003                                                                           5,000,000                5,199,150

   5.75%, 10/1/2005                                                                           2,000,000                2,139,800

   5.80%, 10/1/2006                                                                           5,930,000                6,427,527

   5.80%, 10/1/2007                                                                           1,175,000                1,284,862

Osceola County, Revenue:

  Gas Tax Improvement:

      5.50%, 4/1/2003 (Insured; FGIC)                                                         1,365,000                1,407,015

      5.65%, 4/1/2004 (Insured; FGIC)                                                         1,445,000                1,511,297

   Transportation (Osceola Parkway Project)

      5.90%, 4/1/2007 (Insured; MBIA)                                                         1,300,000                1,351,662

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program) 8%, 7/1/2004                                      2,480,000                2,550,878

Palm Beach County, Revenue:

   Criminal Justice Facilities 5.375%, 6/1/2010 (Insured; FGIC)                               1,825,000                1,964,612


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Palm Beach County School Board, COP

   6%, 8/1/2016 (Insured; FGIC)                                                               4,000,000                4,431,320

Palm Beach County School District

   6%, 8/1/2006 (Insured; AMBAC)                                                              1,000,000                1,036,240

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,193,410

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                              1,900,000                1,967,963

Polk County Industrial Development Authority, IDR

   (Cargill Fertilizer, Inc.) 5.50%, 11/1/2009                                                2,000,000                2,100,480

Saint John's County Industrial Development Authority, HR

   (Flager Hospital Project) 5.80%, 8/1/2003                                                  1,000,000                1,024,880

Saint Lucie County School District

   5.90%, 7/1/2002 (Insured; AMBAC)                                                           1,780,000                1,828,167

Saint Petersburg, Public Improvement Revenue

   6%, 2/1/2002 (Insured; MBIA)                                                               1,500,000                1,531,500

Sarasota County 6.25%, 10/1/2004 (Insured; FGIC)                                              1,505,000                1,557,269

Seminole County School District 6%, 8/1/2003 (Insured; MBIA)                                  2,500,000                2,615,125

Sunrise, Revenue:

   Public Facilities 6.20%, 10/1/2004 (Insured; MBIA)                                         2,000,000                2,103,000

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                                           1,395,000                1,458,152

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

   5.50%, 12/1/2002 (Insured; MBIA)                                                           1,000,000                1,025,310

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,909,610

   (Aquarium, Inc. Project) 7.25%, 5/1/2005

      (Prerefunded 5/1/2002)                                                                  1,200,000  (a)           1,269,696

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,092,420

   Water and Sewer 6.30%, 10/1/2006                                                           1,590,000                1,658,402

Tampa Bay, Water Utility Systems Revenue

   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                3,278,875

Tarpon Springs Health Facilities Authoriy, HR

  (Helen Ellis Memorial Hospital Project)

   7.50%, 5/1/2011                                                                            2,210,000                2,275,770

Volusia County, Sales Tax Improvement Revenue

   6.40%, 10/1/2007 (Insured; MBIA)                                                           2,000,000                2,071,680

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

    5.875%, 10/15/2002 (Insured; College Construction

         Loan Insurance Association)                                                          1,145,000                1,180,232

      6.10%, 10/15/2003 (Insured; College Construction

         Loan Insurance Association)                                                          1,000,000                1,051,010

Volusia County Special Assessment

  (Bethune Beach Wastewater Project)

   6.875%, 7/1/2005                                                                             795,000                  836,968

U.S. RELATED--6.1%

Childrens' Trust Fund, Tobacco Settlement Revenue

   5.75%, 7/1/2014                                                                            3,000,000                3,162,780

Puerto Rico Commonwealth 5.20%, 7/1/2003 (Insured; FSA)                                       5,000,000                5,159,150

Puerto Rico Commonwealth Highway

  and Transportation Authority:

      Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         2,500,000                2,756,000

      Transportation Revenue 5.25%, 7/1/2012 (Insured; MBIA)                                  2,440,000                2,604,261

Virgin Islands Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                2,075,840

Virgin Islands Water and Power Authority,

   Water Systems Revenue 7.20%, 1/1/2002                                                        200,000                  203,138

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $245,348,660)                                                                                               254,650,955
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS--.8%
-----------------------------------------------------------------------------------------------------------------------------------
Jacksonville Electric Authority,

   Electric System Revenue VRDN 5%                                                            1,000,000  (b)           1,000,000

Palm Beach County, Water & Sewer Revenue, VRDN

   5.05% (LOC; Santanoer Global Bank USA)                                                       600,000  (b)             600,000

Putnam County Development Authority, PCR, VRDN

   (Florida Power & Light Co.) 4.10%                                                            400,000  (b)             400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $247,348,660)                                                             98.3%              256,650,955

CASH AND RECEIVABLES (NET)                                                                         1.7%                4,523,458

NET ASSETS                                                                                       100.0%              261,174,413


Summary of Abbreviations

AMBAC            American Municipal Bond

                       Assurance Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage

                       Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance

                       Insurance Corporation

MFHR             Multi-Family Housing Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              71.2

AA                               Aa                              AA                                               19.2

A                                A                               A                                                 1.9

BBB                              Baa                             BBB                                               3.4

B                                B                               B                                                  .9

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .7

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.7

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT DECEMBER 31, 2000, 26.0% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           247,348,660   256,650,955

Cash                                                                    750,313

Interest receivable                                                   4,002,448

Receivable for shares of Beneficial Interest subscribed                   5,907

Prepaid expenses                                                          3,356

                                                                    261,412,979
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           164,302

Accrued expenses                                                         74,264

                                                                        238,566
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      261,174,413
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     252,411,789

Accumulated undistributed investment income--net                         63,544

Accumulated net realized gain (loss) on investments                   (603,215)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            9,302,295
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     261,174,413
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
Beneficial Interest authorized)                                     19,772,446


NET ASSET VALUE, offering and redemption                           ($)
price per share--Note 3(d)
                                                                         13.21

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,234,142

EXPENSES:

Management fee--Note 3(a)                                            1,582,634

Shareholder servicing costs--Note 3(b)                                 402,538

Trustees' fees and expenses--Note 3(c)                                  45,108

Professional fees                                                       41,739

Custodian fees                                                          23,021

Prospectus and shareholders' reports                                     9,763

Registration fees                                                        9,026

Loan commitment fees--Note 2                                             1,873

Miscellaneous                                                           23,538

TOTAL EXPENSES                                                       2,139,240

INVESTMENT INCOME--NET                                              12,094,902
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                147,646

Net unrealized appreciation (depreciation) on investments            6,834,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,982,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,076,941

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,094,902           13,439,208

Net realized gain (loss) on investments           147,646             (747,993)

Net unrealized appreciation (depreciation)
   on investments                               6,834,393          (16,189,293)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,076,941           (3,498,078)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (12,031,358)         (13,439,208)

Net realized gain on investments                     --               (25,230)

TOTAL DIVIDENDS                              (12,031,358)         (13,464,438)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  17,834,460          36,382,864

Dividends reinvested                            7,944,763           8,886,976

Cost of shares redeemed                      (58,812,818)         (70,234,114)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (33,033,595)         (24,964,274)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (25,988,012)         (41,926,790)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           287,162,425          329,089,215

END OF PERIOD                                 261,174,413          287,162,425

Undistributed investment income--net               63,544                 --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,378,959            2,759,654

Shares issued for dividends reinvested            615,541              672,359

Shares redeemed                               (4,572,301)          (5,298,777)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (2,577,801)          (1,866,764)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended December 31,
                                                                 ------------------------------------------------------------------

                                                                 2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.85          13.59          13.64         13.45         13.62

Investment Operations:

Investment income--net                                            .59            .59            .60           .60           .61

Net realized and unrealized
   gain (loss) on investments                                     .36           (.74)           .06           .23          (.17)

Total from Investment Operations                                  .95           (.15)           .66           .83           .44

Distributions:

Dividends from investment income--net                            (.59)          (.59)          (.60)         (.60)          (.61)

Dividends from net realized
   gain on investments                                             --            .00(a)        (.11)         (.04)            --

Total Distributions                                             (.59)           (.59)          (.71)         (.64)          (.61)

Net asset value, end of period                                 13.21           12.85          13.59          13.64         13.45
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                7.58           (1.16)          4.98           6.35          3.35
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .81             .81            .81            .80           .80

Ratio of net investment income
   to average net assets                                        4.59            4.42           4.41           4.43          4.53

Portfolio Turnover Rate                                        11.45           10.61          32.49          19.68         19.14
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        261,174         287,162        329,089        351,964       387,899

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $434,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund' s Shareholder Service Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged of $250,172 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $89,381 pursuant to the transfer agency agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended December 31, 2000, redemption fees charged and retained by the fund amounted to $604.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $29,753,494 and $55,673,875, mrespectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $9,302,295, consisting of $9,360,161 gross unrealized appreciation and $57,866 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  [ERNST & YOUNG SIGNATURE LOGO]


New York, New York

February 1, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2000 as "exempt-interest dividends" (not subject to regular Federal income tax and, for residents of Florida, not subject to taxation by Florida).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

Notes

                        For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  740AR0012